Exhibit 2

                      AMENDMENT NO. 1 TO RIGHTS AGREEMENT


      Amendment No. 1, dated as of June 26, 2003 (the "Amendment"), between NAUTICA ENTERPRISES, INC., a Delaware corporation (the "Company"), and MELLON INVESTOR SERVICES LLC, a New Jersey limited liability company, as Rights Agent (the "Rights Agent").

      WHEREAS, the Company and the Rights Agent entered into a Rights Agreement, dated as of November 2, 2001 (the "Rights Agreement");

      WHEREAS, the Company and the Rights Agent desire to amend the Rights Agreement in accordance with Section 28 of the Rights Agreement;

      NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment, the parties hereby agree as follows:

      1. DEFINITION OF ACQUIRING PERSON. The first sentence of Section 1(a) of the Rights Agreement is hereby amended to read in its entirety as follows:

            "Acquiring Person" shall mean any Person (as such term is defined below) who or which, together with all Affiliates and Associates (as such terms are defined below) of such Person, shall be the Beneficial Owner (as such term is defined below) of 15% or more of the Common Shares then outstanding, but shall not include (i) the Company, (ii) any Subsidiary (as such term is defined below) of the Company or (iii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity organized, appointed or established by the Company for or pursuant to the terms of any such plan.

      2. DEFINITION OF BENEFICIAL OWNERSHIP. The Rights Agreement is hereby amended to add the following new sentence at the end of Section 1(c):

      Notwithstanding anything to the contrary in this paragraph (c), for purposes of determining whether a Person is an Acquiring Person, such Person shall not be deemed the Beneficial Owner of and shall not be deemed to beneficially own any and all Common Shares issued or issuable upon exercise of options that are granted or first become exercisable after June 26, 2003 pursuant to the terms of any stock option plan of the Company approved or ratified by the affirmative votes of a majority of the outstanding Common Shares entitled to vote at a duly commenced meeting of the Company's stockholders.

      3. NEW DEFINITIONS. Section 1 of the Rights Agreement is hereby amended to add the following defined terms at the end thereof:

            (dd) "Offeror" shall have the meaning set forth in Section 1(ee) hereof.

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            (ee)  "Qualifying  Tender  Offer"  shall mean a tender  offer by any
      Person, alone or together with any of its Affiliates or Associates (such Persons, individually and collectively, the "Offeror"), commenced and mailed to the Company's stockholders, which tender offer meets all of the following requirements:

            (i) the tender offer must be made for any and all of the Common Shares then outstanding (other than Common Shares beneficially owned by the Offeror) solely for cash at the same price and at a price which must be at least 25% greater than the highest closing price of the Common Shares for the twenty (20) trading days immediately prior to the commencement of the tender offer or, if applicable, any earlier announcement of an intention by the Offeror to acquire the Company;

            (ii) the tender offer must remain open for at least 120 days after the Qualified Tender Offer Date (as such term is defined below) and shall in no event be subject to the satisfaction of any conditions relating to the business, financial condition, results of operations or prospects of the Company other than such as are based on information publicly disclosed by the Company, any financing conditions or any conditions relating to approval of the Offeror's stockholders;

            (iii) the Offeror must have retained an independent, nationally-recognized investment banking firm and received such firm's written opinion, dated as of the Qualifying Tender Offer Date, stating that the price to be paid in the tender offer is fair from a financial point of view to the Company's stockholders (other than the Offeror), and a copy of such written opinion must have been included in the tender offer materials sent to stockholders pursuant to the General Rules and Regulations under the Exchange Act;

            (iv) the  Offeror  must have (A)  obtained  firm  written  financing commitments from recognized financing sources and/or have on hand cash or cash equivalents, which financing commitments and/or cash or cash equivalents shall be available at the time of the acceptance for purchase of the shares pursuant to the tender offer (and the merger transaction described in Section 24(b)(ii) hereof, if applicable) in an amount sufficient to cover (x) the full amount of all financing necessary to purchase all of the Common Shares then outstanding (other than Common
      Shares beneficially owned by the Offeror) on a fully diluted basis (treating all outstanding options, other rights to acquire Common Shares and/or convertible securities as exercised or converted for this purpose) and (y) all related expenses (including amounts necessary to refinance any indebtedness of the Company or its subsidiaries which will become due upon consummation of the Qualifying Tender Offer) and (B) set forth a copy of any such financing commitments in the tender offer materials sent to stockholders pursuant to the General Rules and Regulations under the

      Exchange Act. Any such financing commitments shall be subject only to customary terms and conditions, which shall in no event include conditions requiring access by such financial institutions to non-public information to be provided by the Company, conditions based on the accuracy of any information concerning the Company, or conditions requiring the Company to make any representations, warranties or covenants in connection with such financing; and

            (v) the Offeror must have irrevocably committed in writing to the Company, and disclosed in the tender offer materials sent to stockholders pursuant to the General Rules and Regulations under the Exchange Act, that the Offeror shall not make any amendment to the original offer which reduces the price or the number of Common Shares being sought, changes the form of consideration offered or is in any other respect materially adverse to the Company's stockholders.

            (ff) "Qualifying Tender Offer Date" shall mean any date that a tender offer described in Section 1(ee) hereof shall have been commenced pursuant to the General Rules and Regulations under the Exchange Act, and mailed to the Company's stockholders.

            (gg) "Resolution" shall have the meaning set forth in Section 24(b)(i) hereof.

            (hh) "Special Meeting" shall have the meaning set forth in Section 24(b)(i) hereof.

      4. REDEMPTION. Section 24 of the Rights Agreement is hereby amended (i) to delete existing paragraph (b), (ii) to add the following new paragraphs (b) and
(c), and (iii) to redesignate existing paragraph (c) as paragraph (d):

            (b) Notwithstanding any other provision of this Agreement to the contrary, the Rights shall be redeemed, without any approval of the Board of Directors, under the following circumstances:

            (i) In the event that a Qualifying Tender Offer is commenced by any Offeror, the Board of Directors of the Company may, within 120 days after the Qualifying Tender Offer Date, call a special meeting of stockholders of the Company (the "Special Meeting") for the purpose of voting on a resolution requesting that the Board of Directors keep the Rights outstanding (the "Resolution"). The Special Meeting shall be held on a date selected by the Board of Directors, which date shall be not more than 180 days after the Qualifying Tender Offer Date. If the Company's stockholders at the Special Meeting vote in favor of the Resolution pursuant to the standards set forth in this Section 24(b), then notwithstanding any other provision of this Agreement to the contrary, the Rights shall not be redeemed pursuant to this Section 24(b). The Board of

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      Directors  shall set a date for  determining  the  stockholders  of record entitled to notice of and to vote at the Special Meeting in accordance with the Company's Certificate of Incorporation and By-laws and with applicable law.

            (ii) If (A) the Board of Directors does not, within 120 days after the Qualifying Tender Offer Date, call a Special Meeting to be held within the period set forth in Section 24(b)(i) hereof or (B) at the Special Meeting, the Resolution does not receive the affirmative vote of a majority of the Common Shares outstanding as of the record date for the Special Meeting (excluding Common Shares beneficially owned by the Offeror), then all of the Rights shall be redeemed at the Redemption Price, effective immediately prior to the consummation of the purchase by the Offeror of Common Shares tendered pursuant to the Qualifying Tender Offer; PROVIDED, HOWEVER, that (w) the Offeror has not previously become an Acquiring Person, (x) the Qualifying Tender Offer was commenced and mailed to stockholders at least 120 days prior to the consummation of such purchase; (y) as of such time, the Common Shares validly tendered and not withdrawn (other than shares beneficially owned by the Offeror) represent at least a majority of the then outstanding Common Shares on a fully diluted basis (treating all outstanding options, other rights to acquire Common Shares and/or convertible securities as exercised or converted for this purpose); and (z) the Offeror has irrevocably committed and agreed in writing to the Company to promptly, following acceptance of the shares pursuant to the tender offer, complete a merger transaction with the Company in which all Common Shares not tendered and purchased in the Qualifying Tender Offer shall be converted into the right to receive an amount in cash not less than the price paid or to be paid in the Qualifying Tender Offer.

            (iii) Nothing contained in this Section 24(b) shall be deemed to be in derogation of the obligation of the Board of Directors of the Company to exercise its fiduciary duties. Without limiting the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to reject any Qualifying Tender Offer or other offer, or to take any other action with respect to any Qualifying Tender Offer or other offer (including, without limitation, the commencement, prosecution, defense or settlement of any litigation and the submission of additional or alternative offers or other proposals to the Special Meeting) that the Board of Directors believes is necessary or appropriate in the exercise of its fiduciary duties.

            (iv) Nothing contained in this Section 24(b) shall be construed as limiting or prohibiting the Company from proposing or engaging, at any time, in any acquisition, disposition or other transfer of any securities of the Company, any merger, consolidation or other business combination involving the Company, any sale or other transfer of assets of the

      Company, any liquidation, dissolution or winding-up of the Company, or any other action by the Company.

            (c) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this Section 24, or the effectiveness of the redemption of the Rights pursuant to paragraph (b) of this Section 24, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give public notice of any such redemption; PROVIDED, HOWEVER, that the failure to give or any defect in such notice shall not affect the validity of such redemption. Within 10 days after the action of the Board of Directors ordering the redemption of the Rights pursuant to paragraph
      (a) of this Section 24, or the redemption of the Rights pursuant to paragraph (b) of this Section 24, the Company shall give prompt written notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

      5. MISCELLANEOUS. The term "Agreement" as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby. The amendments to the Rights Agreement set forth herein shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby. This Amendment may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed an original, but all such counterparts shall together constitute but one and the same instrument. Headings of the several Sections of the Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts to be made and performed entirely within such State; PROVIDED, HOWEVER, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                                        NAUTICA ENTERPRISES, INC.



                                        By:/s/ WAYNE A. MARINO
                                           -------------------------------------
                                           Name:   Wayne A. Marino
                                           Title:  Senior Vice President &
                                                   Chief Financial Officer


                                        MELLON INVESTOR SERVICES LLC,
                                        as Rights Agent



                                        By:/s/ CONSTANCE ADAMS
                                           -------------------------------------
                                           Name:  Constance Adams
                                           Title: Assistant Vice President